Exhibit 31.1
                         CERTIFICATIONS

	I, Thomas H. Fraser, certify that:

1.	I have reviewed this Quarterly Report on Form 10-Q of Diacrin,
Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.	Based on my knowledge, the financial statements, and other
financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.	The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

a)	Designed such disclosure controls and procedures, or
caused such disclosure controls and procedures to be
designed under our supervision, to ensure that material
information relating to the registrant, including its
consolidated subsidiaries, is made known to us by others
within those entities, particularly during the period in which this report is being prepared;
b)	[Paragraph omitted in accordance with SEC transition
instructions contained in SEC Release 34-47986]
c)	Evaluated the effectiveness of the registrant's disclosure
controls and procedures and presented in this report our
conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based on such evaluation; and
d)	Disclosed in this report any change in the registrant's
internal control over financial reporting that occurred
during the registrant's most recent fiscal quarter (the
registrant's fourth fiscal quarter in the case of an annual
report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and
5.	The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a)	All significant deficiencies and material weaknesses in the
design or operation of internal control over financial
reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and
b)	Any fraud, whether or not material, that involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date:	July 30, 2003
                                           /s/ Thomas H. Fraser
                                          -----------------------
                                          President and
                                          Chief Executive Officer